                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                        -------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): August 25, 2003

                                   DVI, INC.
-------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


       DELAWARE                       001-11077              22-2722773
-------------------------------------------------------------------------------
(State or Other Jurisdiction         (Commission       (IRS Employer
of Formation)                        File Number)      Identification Number)

                       2500 YORK ROAD, JAMISON, PA  18929


       Registrant's Telephone Number, Including Area Code: (215) 488-5000

                                      N/A
-------------------------------------------------------------------------------
          Former Name or Former Address, if Changed Since Last Report)

ITEM 3.  Bankruptcy or Receivership

On August 25, 2003, DVI, Inc., together with DVI Financial Services, Inc. and DVI Business Credit filed a petition for reorganization under Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the District of Delware, located in Wilmington, Delaware. In conjunction with the filing, Michael O'Hanlon, DVI's Chief Executive Officer has resigned and Mark Toney was named interim Chief Executive Officer.

Copies of all pleadings and documents filed from time to time in proceedings before the Bankruptcy Court will be available at the Bankruptcy Court's internet website: www.deb.uscourts.gov. The Company is not incorporating such documents
------------------------------
or pleadings by reference into any of its Securities and Exchange Act filings, and none of such documents and pleadings are to be considered "filed" by the Company with the SEC.

For additional information, reference is made to the press release attached hereto as Exhibit 99.1 and incorporated herein by reference.


ITEM 5.  Other Events and Required FD Disclosure

In conjunction with the filing by DVI, Inc., DVI Financial Services, Inc. and DVI Business Credit, of the petition for reorganization under Chapter 11 of the U.S. Bankruptcy Code, as described in Item 3 above, Michael O'Hanlon, DVI's Chief Executive Officer has resigned and Mark Toney was named interim Chief Executive Officer of DVI, Inc.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

        (a)    Exhibits

               99.1  -        Press Release dated August 25, 2003

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            DVI, INC.

                                            By:  /s/ Anthony J. Turek
                                                 --------------------

Dated: August 26, 2003